CERTIFICATE OF MERGER OF DOMESTIC

                            AND FOREIGN CORPORATIONS

     The undersigned Domestic and Foreign corporations adopt the following Certificate of Merger for the purpose of merging them into one such Nevada domestic corporation pursuant to Nevada Revised Statute 78.475:

     1. The attached plan of merger was duly approved by the stockholders and Board of Directors of each of the undersigned corporations in the manner prescribed by Nevada and Colorado, respectively, statutes.

     2. As to each of the undersigned corporations, the designation of the number of outstanding shares of each class entitled to vote as a class on such plan, and the number of shares voted for and against such plan, respectively, are as follows:

             Corporation              Shares Outstanding         Class of Stock
       -------------------------     ------------------         --------------
       Imperial Management, Inc.          7,000,000                  Common

       Labtek, Inc.                         345,000                  Common
       =========================================================================


                                                Total Voted       Total Voted
             Corporation             Class          For             Against
       -------------------------    -------     ------------      ------------

       Imperial Management, Inc.    Common        4,024,000         60,000

       Labtek, Inc.                 Common          345,000           -0-


     3.   The  name  of  the  domestic   Nevada   corporation   (the   surviving
          corporation) is hereby changed from Imperial Management, Inc. to Labtek, Inc.

     4.   The merger is to become effective as of September 30, 1986.


                            IMPERIAL MANAGEMENT, INC.

                                          (   By: /s/ Lester R. Young
                                                  ------------------------------
                                          (       Lester R. Young, President
                  A Majority Of The       (
                  Board Of Directors      (
                                          (   By: /s/ Roger D. Hurst
                                                  ------------------------------
                                          (       Roger D. Hurst, Secretary

                                  LABTEK, INC.

                                          (   By: /s/ Edward B.  Williamson, III
                                                  ------------------------------
                                          (       Edward B. Williamson, III
                  A Majority Of The       (       President
                  Board Of Directors      (
                                          (   By: /s/ Arthur DeMone
                                                  ------------------------------
                                          (       Arthur DeMone, Secretary

STATE OF COLORADO   )
                    ) ss.
COUNTY OF ARAPAHOE  )

     I, Roger D. Hurst, being first duly sworn, do hereby depose and say that I have read the foregoing Certificate of Merger, and the facts contained therein are true and correct to the best of my information, belief and knowledge.

                                                       /s/ Roger D. Hurst
                                                       -------------------------
                                                       Roger D. Hurst, Secretary

     Subscribed and sworn to before me this 4th day of December,  1986, by Roger
D. Hurst.

Witness my hand and official seal.

My commission expires:  July 13, 1987                  /s/ Notary Public
                        -------------                  ------------------------
                                                       Notary Public


STATE OF COLORADO    )
                     ) ss.
COUNTY OF JEFFERSON  )

     I, being first duly sworn, do hereby depose and say that I have read the foregoing Certificate of Merger, and the facts contained therein are true and correct to the best of my information, belief and knowledge.

                                                       /s/ Arthur DeMone
                                                       ------------------------
                                                       Arthur DeMone, Secretary

     Subscribed and sworn to before me this 4th day of December, 1986, by Arthur DeMone.

Witness my hand and official seal.

My commission expires:  July 13, 1987                  /s/ Notary Public
                        -------------                  ------------------------
                                                       Notary Public
STATE OF COLORADO    )
                     ) ss.
COUNTY OF ARAPAHOE   )

     I, the undersigned, a notary public, hereby certify that on December 4, 1986, Lester R. Young and Roger D. Hurst, personally appeared before me and being by me first duly sworn declared that they are the persons who signed the foregoing document as President and Secretary, respectively, of Imperial Management, Inc.

WITNESS my hand and official seal.

                                                       /s/ Notary Public
                                                       ------------------------
                                                       Notary Public

My commission expires: July 13, 1987                   Notary Public Address:
                       -------------                   8200 S. Akron, Ste 112
                                                       ------------------------
                                                       Englewood, CO 80212
                                                       ------------------------

STATE OF COLORADO                   )
                                    ) ss.
CITY AND COUNTY OF ARAPAHOE         )

         I, the undersigned, a notary public, hereby certify that on December 4, 1986, Edward B. Williamson III and Arthur DeMone, personally appeared before me and being by me first duly sworn declared that they are the persons who signed the foregoing document as President and Secretary, respectively, of Labtek, Inc.

WITNESS my hand and official seal.

                                                          /s/ Notary Public
                                                          ----------------------
                                                          Notary Public

My commission expires: July 13, 1987                      Notary Public Address:
                       -------------                      8200 S. Akron, Ste 112
                                                          ----------------------
                                                          Englewood, CO 80212
                                                          ----------------------